UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2003

La Jolla Pharmaceutical Company

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24274	33-0361285
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6455 Nancy Ridge Drive, San Diego, California (Address of Principal Executive Offices)	92121 (Zip Code)

Registrant’s telephone number, including area code: (858) 452-6600

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
EXHIBIT 99.1

Explanatory Note: This Form 8-K/A and the related Press Release filed herewith as Exhibit 99.1 is filed to correct information in the third sentence of the fifth paragraph of the Press Release as previously filed.

ITEM 5. OTHER EVENTS

     On June 16, 2003, the Company issued a press release announcing, among other matters, the health-related quality of life results from the Riquent™ Phase 3 trial. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The following exhibits are filed with this report on Form 8-K:

Exhibit
Number	Description of Exhibit

99.1	Press Release

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA JOLLA PHARMACEUTICAL COMPANY

Date: August 1, 2003	By:	/s/ Steven B. Engle

Steven B. Engle Chairman and Chief Executive Officer

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